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Exhibit 10.28

                              SOLVENCY CERTIFICATE


         Smith & Wesson Holding Corporation, a Nevada corporation having a chief executive principal place of business at 14500 Northsight, Suite 221, Scottsdale, Arizona (the "Borrower"), does hereby certify that the person executing this Certificate is the chief financial officer of the Borrower and is duly authorized to execute this Certificate on behalf of the Borrower. This Certificate is being delivered pursuant to a Loan and Security Agreement of even date herewith (the "Loan Agreement") and executed by and between the Borrower and Banknorth, N.A., a national banking association with a usual place of business at 1441 Main Street, Springfield, Massachusetts (the "Lender"). All capitalized terms used, which are not otherwise defined herein, shall have the meanings attributed to such terms in the Loan Agreement.

         The Borrower further certifies that the person executing this Certificate has carefully reviewed the Loan Documents and the contents of this Certificate and in connection with the execution and delivery hereof, has made such investigation and inquiries as the Borrower deems necessary and prudent.

         The Borrower further certifies that the financial information, assumptions and valuation techniques which underlie and form the basis of the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

         The Borrower understands that the Lender shall rely on the representations contained in this Certificate in connection with the transactions (as hereinafter defined) contemplated by the Loan Documents.

         The Borrower hereby further certifies that:

         1. The financial statements for fiscal year end 2001 and the pro forma balance sheet, operating statement and statement of cash flow through April 30, 2006, which have been provided to the Lender from the Borrower (the "Financial Statements"), give effect to the funding of the Loan and the consummation of all other transactions contemplated by the Loan Documents (all of the foregoing collectively being referred to as the "Transactions"), and the payment of all fees and expenses in connection therewith. The assumptions made in preparing the Financial Statements are reasonable as of the date hereof. The Financial Statements provide reasonable estimations of future performance, subject to the uncertainty and approximation


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inherent in any projections. The financial statements fairly present the
Contingent Liabilities (as defined below) as of the date hereof.

         2. On the date hereof, after giving effect to the Transactions and the payment of the fees and expenses in connection therewith, the undersigned in good faith, after due inquiry, represents and warrants that:

                  (a) the fair market going concern value of all of the assets of the Borrower is greater than the total amount of the liabilities, including contingent, subordinated, absolute, fixed, matured and unmatured and liquidated or unliquidated liabilities, of the Borrower;

                  (b) the present fair market going concern value of the assets of the Borrower is sufficient to pay the probable liability of the Borrower on its existing debts as such debts become absolute and matured;

                  (c) the Borrower is presently able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; and

                  (d) the Borrower is not engaged, or about to engage, in business or transactions for which it has unreasonably small capital.

         3. The Borrower does not intend to, or believe that it will, incur debts or liabilities that will be beyond its ability to pay the same as they mature.

         4. In consummating the Transactions, the Borrower does not intend to hinder, delay or defraud either present or future creditors or any other Person to which it is or will become indebted on or after the date hereof.

         5. In reaching the conclusions set forth in this Certificate, the Borrower has considered among other things:

                  (a) the cash and other current assets of the Borrower reflected in the pro forma Balance Sheets;

                  (b) all contingent liabilities of the Borrower, including, without limitation, claims arising out of pending or threatened litigation against the Borrower, and in so doing, the


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undersigned has computed the amount of such liabilities as the amount which, in light of all the facts and circumstances existing on the date hereof, represents the amount that reasonably can be expected to become an actual or mature liability (the "Contingent Liabilities");

                  (c) the Financial Statements; and

                  (d) such other financial, statistical and other data as the chief financial officer has determined necessary for the purposes of this Certificate.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate the ___ day of March 2002.

                                         SMITH & WESSON HOLDING
                                         CORPORATION

______________________________        BY:
Witness                                  Its duly authorized


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